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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                               ________________


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of Earliest Event Reported) - January 27 and 28, 2000

                                 ____________

                          LOCKHEED MARTIN CORPORATION
            (Exact name of registrant as specified in its charter)


         Maryland                      1-11437                  52-1893632
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)

6801 Rockledge Drive, Bethesda, Maryland                          20817
(Address of principal executive offices)                       (Zip Code)


                                (301) 897-6000
             (Registrant's telephone number, including area code)

                                 ____________

                                Not Applicable
            (Former name or address, if changed since last report)



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Item 5.  Other Events

   The Corporation is filing this Current Report on Form 8-K to provide the information contained in the Corporation's press releases dated January 27, 2000 and January 28, 2000. The January 27, 2000 press release relates to an announcement of a reduction in work force and relocation of the head offices of two business areas (included as Exhibit 99.1 to this Form). The January 28, 2000 press release (and the two attachments, including financial tables) relates to the Corporation's financial performance for fiscal 1999 and an announced cut in the Corporation's dividend rate (included as Exhibit 99.2 to this Form).

Item 7.  Financial Statements and Exhibits

   Exhibit No.          Description
   -----------          -----------

     99.1               Lockheed Martin Corporation Press Release dated
                        January 27, 2000.

     99.2 Lockheed Martin Corporation Press Release (and the two attachments, including financial tables) dated January 28, 2000.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LOCKHEED MARTIN CORPORATION



                                     /s/ Marian S. Block
                                     ----------------------
                                     Marian S. Block
                                       Vice President, Associate General
                                       Counsel and Assistant Secretary


28 January 2000


INDEX TO EXHIBITS

     Exhibit No.           Description
     -----------           -----------

     99.1                 Lockheed Martin Corporation Press Release dated
                          January 27, 2000.

     99.2 Lockheed Martin Corporation Press Release (and the two attachments, including financial tables) dated
                          January 28, 2000.